July 18, 2006

                       Supplement to the May 1, 2006 Class I and II Shares Prospectuses for Pioneer Growth Opportunities VCT Portfolio


Management

The following replaces the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the portfolio is the responsibility of co-managers Diego Franzin and Peter Wiley. Mr. Franzin and Mr. Wiley also may draw upon the research and investment management expertise of the global research team, which provides fundamental and quantitative research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Franzin, a vice president and head of U.S. Quantitative Research & Management and leader of Global Active Quantitative Equity Research, joined Pioneer in 1998 as an active quantitative equity research analyst. Mr. Wiley ,a vice president, joined Pioneer in 2006 as a portfolio manager. Prior to joining Pioneer, Mr. Wiley was a director and portfolio manager at Trove Partners, LLC Advisors from 2002 to 2006, and, prior to 2002, he was a vice president and portfolio manager at Liberty Funds Group.


The portfolio's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the portfolio.



                                                                   19736-00-0706
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC